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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   January 22, 1997
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                       SECURITY CAPITAL INDUSTRIAL TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


         1-12846                                      74-2604728
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 (Commission File Number)                 (I.R.S. Employer Identification No.)



     14100 East 35th Place, Aurora, Colorado             80011
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     (Address of Principal Executive Offices)          (Zip Code)


                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

     On January 22, 1997, the Registrant announced that it had received a proposal to become an internally managed real estate investment trust. This announcement is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1   Press Release dated January 22, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL INDUSTRIAL TRUST



Dated: January 24, 1997               By:  /s/ Jeffrey A. Klopf
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                                           Jeffrey A. Klopf
                                           Secretary